742674104                                                    Page 20 of 22 Pages

                                                                       EXHIBIT 3
                                                                 to SCHEDULE 13D

                         GENERAL ATLANTIC PARTNERS, LLC
                                3 Pickwick Plaza
                               Greenwich, CT 06830

                                                               December 30, 1998

                                POWER OF ATTORNEY

         The undersigned, GAP Coinvestment Partners, L.P., a Delaware limited partnership, with its principal office at 3 Pickwick Plaza, Greenwich, Connecticut, United States of America (the "Partnership"), by its Managing General Partner, Steven A. Denning, a U.S. citizen of full legal age, domiciled at 16 Khakum Drive, Greenwich CT 06831, hereby constitutes and appoints Thomas
J. Murphy, a U.S. citizen, of full legal age, domiciled at 169 East 90th Street, Apt. 5, New York, NY 10128, its true and lawful attorney-in-fact and agent, in any and all capacities, to execute and deliver any and all documents and instruments and to make any governmental filings on behalf of the Partnership as fully to all intents and purposes as a General Partner might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done. This power of attorney shall expire on December 31, 1999.

                                       GAP COINVESTMENT PARTNERS, L.P.

                                       By: /s/ Steven A. Denning
                                       -------------------------
                                       Steven A. Denning
                                       Managing General Partner

STATE OF CONNECTICUT                  )
                                        :ss. ###-##-####

COUNTY OF FAIRFIELD                   )

         On the 30th day of December, 1998, before me personally came Steven A. Denning, to me known, and known to me to be the individual described in, and who executed the foregoing document, and he acknowledged to me that he executed the same.

/s/ Sheila Hughes
-----------------
NOTARY PUBLIC
My commission expires August 31, 2001

742674104                                                    Page 21 of 22 Pages

                                                                       EXHIBIT 3
                                                                 to SCHEDULE 13D

                         GAP COINVESTMENT PARTNERS, L.P.
                                3 Pickwick Plaza
                               Greenwich, CT 06830

                                                               December 30, 1998

                                POWER OF ATTORNEY

         The undersigned, GAP Coinvestment Partners, L.P., a Delaware limited partnership, with its principal office at 3 Pickwick Plaza, Greenwich, Connecticut, United States of America (the "Partnership"), by its Managing General Partner, Steven A. Denning, a U.S. citizen of full legal age, domiciled at 16 Khakum Drive, Greenwich CT 06831, hereby constitutes and appoints Thomas
J. Murphy, a U.S. citizen, of full legal age, domiciled at 169 East 90th Street, Apt. 5, New York, NY 10128, its true and lawful attorney-in-fact and agent, in any and all capacities, to execute and deliver any and all documents and instruments and to make any governmental filings on behalf of the Partnership as fully to all intents and purposes as a General Partner might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done. This power of attorney shall expire on December 31, 1999.

                                       GAP COINVESTMENT PARTNERS, L.P.

                                       By: /s/ Steven A. Denning
                                       -------------------------
                                       Steven A. Denning
                                       Managing General Partner

STATE OF CONNECTICUT                  )
                                        :ss. ###-##-####

COUNTY OF FAIRFIELD                   )

         On the 30th day of December, 1998, before me personally came Steven A. Denning, to me known, and known to me to be the individual described in, and who executed the foregoing document, and he acknowledged to me that he executed the same.

/s/ Sheila Hughes
-----------------
NOTARY PUBLIC
My commission expires August 31, 2001

742674104                                                    Page 22 of 22 Pages

                                                                       EXHIBIT 3
                                                                 to SCHEDULE 13D

                       GAP COINVESTMENT PARTNERS II, L.P.
                                3 Pickwick Plaza
                               Greenwich, CT 06830

                                                               December 30, 1998

                                POWER OF ATTORNEY

         The undersigned, GAP Coinvestment Partners, L.P., a Delaware limited partnership, with its principal office at 3 Pickwick Plaza, Greenwich, Connecticut, United States of America (the "Partnership"), by its Managing General Partner, Steven A. Denning, a U.S. citizen of full legal age, domiciled at 16 Khakum Drive, Greenwich CT 06831, hereby constitutes and appoints Thomas
J. Murphy, a U.S. citizen, of full legal age, domiciled at 169 East 90th Street, Apt. 5, New York, NY 10128, its true and lawful attorney-in-fact and agent, in any and all capacities, to execute and deliver any and all documents and instruments and to make any governmental filings on behalf of the Partnership as fully to all intents and purposes as a General Partner might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done. This power of attorney shall expire on December 31, 1999.

                                       GAP COINVESTMENT PARTNERS, L.P.

                                       By: /s/ Steven A. Denning
                                       -------------------------
                                       Steven A. Denning
                                       Managing General Partner

STATE OF CONNECTICUT                  )
                                        :ss. ###-##-####

COUNTY OF FAIRFIELD                   )

         On the 30th day of December, 1998, before me personally came Steven A. Denning, to me known, and known to me to be the individual described in, and who executed the foregoing document, and he acknowledged to me that he executed the same.

/s/ Sheila Hughes
-----------------
NOTARY PUBLIC

My commission expires August 31, 2001